VENERABLE VARIABLE INSURANCE TRUST

Venerable Moderate Allocation Fund

SUPPLEMENT DATED SEPTEMBER 3, 2026, TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2026

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated April 29, 2026, of the Venerable Moderate Allocation Fund (the “Fund”), a series of Venerable Variable Insurance Trust (the “Trust”). You should read this Supplement in conjunction with the Fund’s Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380, or you can view, download, and print the documents at the Trust’s website at https://docs.venerable.com/#/venerable-variable-insurance-trust.

Effective September 6, 2026, the following changes are being made to the Fund’s Prospectus and SAI:

I.	The table in the section of the Prospectus titled “Annual Fund Operating Expenses” under “FUND SUMMARY: Venerable Moderate Allocation Fund” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class V
Management Fees	0.05%
Distribution and/or Service Fees (12b-1 Fees)	0.30%
Other Expenses	0.14%
Acquired Fund Fees and Expenses	0.72%
Total Annual Operating Expenses	1.21%[1]

1 The Total Annual Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of the Prospectus, which reflects operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

II.	The section of the Prospectus titled “Example” under “FUND SUMMARY: Venerable Moderate Allocation Fund” is deleted in its entirety and replaced with the following:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract. If the example were to reflect the deduction of such charges, the costs shown would be greater. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class V Shares	$123	$384	$665	$ 1,466

III.	The first paragraph in the section in the Prospectus titled “Fee Waivers and Expense Reimbursements” under “MANAGEMENT” is deleted in its entirety and replaced with the following:

Until September 6, 2027, the Adviser has contractually agreed to waive all or a portion of fees (including management fee and administrative services fee, as applicable) and/or reimburse other operating expenses to the extent necessary to limit the below Funds' total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, extraordinary expenses such as litigation expenses and, solely with respect to the Venerable Moderate Allocation Fund, acquired fund fees and expenses) to the following annual rate based on average daily net assets:

Fund	Class V	Class I
Venerable US Large Cap Strategic Equity Fund	1.00%	0.70%
Venerable High Yield Fund	1.04%	0.74%
Venerable Strategic Bond Fund	0.87%	0.57%
Venerable Large Cap Index Fund	0.57%	0.27%
Venerable Moderate Allocation Fund	0.50%	N/A

IV.	The eighth paragraph in the section in the SAI titled “ADVISER.” is deleted in its entirety and replaced with the following:

Until September 6, 2027, the Adviser has contractually agreed to waive all or a portion of fees (including management fee and administrative services fee, as applicable) and/or reimburse other operating expenses to the extent necessary to limit the below Funds' total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, extraordinary expenses such as litigation expenses and, solely with respect to the Venerable Moderate Allocation Fund, acquired fund fees and expenses) to the following annual rate based on average daily net assets:

Fund	Class V	Class I
Venerable US Large Cap Strategic Equity Fund	1.00%	0.70%
Venerable High Yield Fund	1.04%	0.74%
Venerable Strategic Bond Fund	0.87%	0.57%
Venerable Large Cap Index Fund	0.57%	0.27%
Venerable Moderate Allocation Fund	0.50%	N/A

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE